                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 1998





                              GoodMark Foods, Inc.
             (Exact name of registrant as specified in its charter)


  North Carolina                   0-13944                     56-1330788
 (State or other             (Commission File No.)           I.R.S. Employer
  jurisdiction                                            Identification Number
of incorporation)


             6131 Falls of Neuse Road, Raleigh, North Carolina 27609
                    (Address of principal executive offices)


                                 (919) 790-9940
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On July 10, 1998, GoodMark Foods, Inc. (the "Company") issued a press release regarding its financial results for the fourth quarter and fiscal year ended May 31, 1998. In addition, the press release announced that in connection with the recently announced definitive agreement to merge GoodMark with ConAgra, Inc., the Company was notified on July 9 that early termination of the waiting period has been granted under the Hart-Scott-Rodino federal antitrust statute, which was a requirement of the definitive agreement. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7.

         (c) Exhibits

             Exhibit No.       Description of Exhibit
             -----------       ----------------------

                99.01          Press release, dated July 10, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GOODMARK FOODS, INC.


                                    By: /s/ Ron E. Doggett
                                        -------------------------------------
Dated: July 10, 1998                    Ron E. Doggett
                                        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX



             Exhibit No.       Description of Exhibit
             -----------       ----------------------

                99.01          Press release, dated July 10, 1998.